   As filed with the Securities and Exchange Commission on September 11, 2000
                                                          Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -------------------
                             REGISTRATION STATEMENT
                                   ON FORM S-3
                                      Under
                           THE SECURITIES ACT OF 1933
                               -------------------

                        PHILADELPHIA SUBURBAN CORPORATION
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------
Pennsylvania                                                        23-1702594
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)
--------------------------------------------------------------------------------

                             762 W. Lancaster Avenue
                            Bryn Mawr, PA 19010-3489
                                 (610) 527-8000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             -----------------------

                                  ROY H. STAHL
                        Philadelphia Suburban Corporation
                  Executive Vice President and General Counsel
                             762 W. Lancaster Avenue
                            Bryn Mawr, PA 19010-3489
                                 (610) 527-8000
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               -------------------
                                   Copies to:

--------------------------------------------------------------------------------
Stephen A. Jannetta                     David P. Falck
Morgan, Lewis & Bockius LLP             Winthrop, Stimson, Putnam, & Roberts
1701 Market Street                      One Battery Plaza
Philadelphia, PA  19103-2921            New York, NY  10004
(215) 963-5000                          (212) 858-1000
--------------------------------------------------------------------------------

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement is declared effective. If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-42982
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                               -------------------

                                                 CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------

 Title of Shares             Amount                   Proposed Maximum              Proposed Maximum        Amount of Registration
 To Be Registered     To Be Registered (1)        Offering Price Per Share (2)   Aggregate Offering Price             Fee
----------------------------------------------------------------------------------------------------------------------------------
  Common Stock,
 $.50 par value             172,500                       $  23.50                    $ 4,053,750.00              $  1,070.19

(1) Includes 22,500 shares which the Underwriters will have the option to purchase to cover overallotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

Incorporation By Reference of Registration Statement on Form S-3, File No. 333-42982.

         Philadelphia Suburban Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3, as amended (File No. 333-42982), declared effective on September 6, 2000, by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Registrant with the Commission and incorporated or deemed to be incorporated by reference therein.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS



Item 16.          Exhibits.

                  All exhibits filed with or incorporated by reference in Registration Statement No. 333-42982 are incorporated by reference into, and shall be deemed a part of this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-42982. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference.



Exhibit
Number                 Description
------                 -----------

 5.1                   Opinion of Morgan, Lewis & Bockius LLP

23.1                   Consent of KPMG LLP

23.2 Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto).

24.1                   Power of Attorney (Exhibit 24.1) (1)



-------------
(1) Included on signature pages to Registration Statement on Form S-3 (File No. 333-42982) filed with the Commission on August 3, 2000.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bryn Mawr, Commonwealth of Pennsylvania, on this 11th day of September, 2000.

                                        PHILADELPHIA SUBURBAN CORPORATION


                                        By: /s/ Nicholas DeBenedictis
                                            -----------------------------------
                                            Nicholas DeBenedictis
                                            Chairman and Chief Executive Officer



               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title                                      Date
---------                           -----                                      ----

/s/ Nicholas DeBenedictis           Director, Chairman and Chief               September 11, 2000
------------------------------      Executive Officer (Principal
Nicholas DeBenedictis               Executive Officer)


/s/ David P. Smeltzer               Senior Vice President -- Finance           September 11, 2000
------------------------------      (Principal Financial and Accounting
David P. Smeltzer                   Officer)


                *                   Director                                   September 11, 2000
------------------------------
Mary C. Carroll


                *                   Director                                   September 11, 2000
------------------------------
G. Fred DiBona, Jr.


                *                   Director                                   September 11, 2000
------------------------------
Richard H. Glanton, Esq.


                *                   Director                                   September 11, 2000
------------------------------
Richard J. Heckmann


                *                   Director                                   September 11, 2000
------------------------------
Alan R. Hirsig


                *                   Director                                   September 11, 2000
------------------------------
John F. McCaughan


                *                   Director                                   September 11, 2000
------------------------------
John E. Menario




                *                   Director                                   September 11, 2000
------------------------------
John E. Palmer, Jr.

                *                   Director                                   September 11, 2000
------------------------------
Andrew D. Seidel

                                    Director
------------------------------
Richard L. Smoot


                *                   Director                                   September 11, 2000
------------------------------
Robert O. Viets


By: /s/ David P. Smeltzer                                                      September 11, 2000
------------------------------
David P. Smeltzer
Attorney-in-Fact
